UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009
____________________________________

DIVERSIFIED RESTAURANT HOLDINGS, INC.
(Name of small business in its charter)

_____________________________________

Nevada	333-145316	20-5621294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21751 W. Eleven Mile Road Suite 208 Southfield, MI 48076
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

______________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement.

On Thursday, February 12, 2009, AMC Flint, Inc., a wholly owned subsidiary of Diversified Restaurant Holdings, Inc., executed a lease for equipment used in the operation of a Buffalo Wild Wings restaurant in Flint, Michigan.

The Lessor is:

CoActiv Capital Partners

655 Business Center Drive, Suite 250

Horsham, PA  19044

The Lessee is:

AMC Flint, Inc.

21751 W. Eleven Mile Road, Suite 208

Southfield, MI  48076

The leased equipment consists of kitchen equipment, restaurant furniture, audio-visual equipment and computer equipment. Total cost of all leased equipment is approximately $405,000.

The lease is for a term of 4 years. The lease payments are $10,125.88 per month plus applicable use tax. The implied interest rate is approximately 9.17%. The lease contains a $100 purchase option at the end of the term.

Diversified Restaurant Holdings, Inc. develops, owns and operates, as well as renders management and marketing services for Buffalo Wild Wings® restaurants located throughout Michigan and Florida and for their own restaurant concept, Bagger Dave’s Legendary Burgers and Fries®. Diversified Restaurant Holdings, Inc. owns three Buffalo Wild Wings locations in Michigan and two in Florida and through its subsidiaries, manages an additional six locations in Michigan and three in Florida. Buffalo Wild Wings is more than your typical Buffalo, NY-style wing joint, we feature a full-menu with boneless wings, specialty burgers and sandwiches, finger foods, wraps and salads. With their 14 signature sauces running the gamut from Mild to Blazin®, every taste bud can find the perfect flavor it’s searching for. Along with their full-menu, Buffalo Wild Wings also features free NTN Trivia and wall to wall TVs, including several big screen TVs and more than 30 additional televisions located throughout the bar and dining room for the ultimate sports viewing experience. Bagger Dave’s Legendary Burgers and Fries offers its guests the ability to choose from a selection of signature burgers or the option to “Create Your Own Legend”. With more than 30 toppings, guests can pile on their favorites to create a burger unique to their own taste. Burgers are made from premium beef using the freshest, whole ground chuck with no trimmings. Other popular items include their home-made Turkey Black Bean Chili and fresh-cut Idaho and sweet potato fries. The menu also offers legendary sandwiches, salads, and hand-dipped milkshakes, plus a selection of beer and wine. The non-smoking, family-friendly atmosphere includes an electric train running above the dining room and bar areas.

Item 2.03.  Creation of a Direct Financial Obligation or An Obligation Under an Off Balance Sheet

       Arrangement of a Registrant.

The information required by this item 2.03 is set forth in item 1.01 above, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)

The following exhibits are included with this Report.

Exhibit 10

Master Lease Agreement with CoActiv Capital Partners, Inc.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: February 12, 2009	By:	/s/ T. Michael Ansley
	Name:	T. Michael Ansley
	Title:	President

3